                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 444-57012) of Varian Medical Systems, Inc. of our report dated February 27, 2002 relating to the financial statements of Varian Medical Systems, Inc. Retirement Plan -- Profit Sharing Element, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP

San Jose, California
March 20, 2002